FIRST PLACE FINANCIAL CORPORATION

- Banking Services
- Mortgage Loans
- Real Estate and Title Agency
- Insurance
- Wealth Management

2008 Annual Shareholders' Meeting

November 5, 2008

Steven R. Lewis, President & CEO
David W. Gifford, CFO
Samuel A. Roth, Chairman

Exhibit 99.1

Forward-looking Statements
When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and
Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,”
“estimate,” “project” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the
Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

•
Business of the Meeting
- Merger Proposal
- Other
•
2008 Financial Overview and Q1 ’09 Highlights
•
2008 Achievements, Challenges & Future Strategies
•
Question & Answer
•
Recognizing Commitment & Leadership
•
Election Results
First Place Annual Meeting Agenda

May 7, 2008 Steven R. Lewis, President & CEO Camco Financial Corporation Acquisition of “Statewide Strategic Expansion”

Camco Financial Corporation
•
Headquartered in Cambridge, Ohio
•
Assets of $1.0 billion
•
23 branches in Ohio, Kentucky and West Virginia
•
Greater Cincinnati – 9 offices
•
Greater Columbus – 5 offices
•
I-77 Corridor (New Philadelphia/Cambridge/Marietta) – 9 offices
•
5 acquisitions and 1 divestiture since 1996
•
Business lines – commercial banking, mortgage banking and
Camco Title Agency

FIRST PLACE FINANCIAL CORPORATION

Michigan
Grand Rapids
Flint
Ann Arbor
Battle Creek
Detroit
Cleveland
Toledo
Warren
Fort Wayne
Akron
Indiana
Ohio
Pittsburg
Indianapolis
Dayton
Columbus
Cincinnati
West Virginia

- 44 Retail Locations
- 23 Camco Locations
- 18 LPOs
- 2 Business Financial Services Centers
- APB Financial Group

Multi-State Footprint 6

Statewide Strategic Expansion
•
Creates statewide competitor
•
Accelerates growth initiatives in Columbus, Cincinnati and Dayton
•
Geographically diversifies balance sheet
•
Complements existing Loan Production Office (“LPO”) network
•
Low pro-forma cost structure to support $1 billion asset base
•
Deal does not rely on balance sheet growth to generate high
investment returns
•
Thorough due diligence on asset quality
•
Low transaction pricing ratios
•
Low execution risk

Transaction Summary
(1) Based on FPFC stock price of $14.00 per share
December 2008 Expected Closing
Complete Due Diligence
Rick Baylor, President & CEO of CAFI, will be named Regional President of newly created Southern Ohio Region
Management
FPFC will add two CAFI directors Holding Company Board
$3.8 million (3.9% of stated deal value) Break-Up Fee
$13.58 per share Fixed Cash Price
$11.20 and $16.80 Collars
0.97 FPFC shares for each CAFI share Fixed Exchange Ratio
73.5% stock/26.5% cash, subject to election and proration Fixed Consideration Mix
$13.58 per share Implied Value Per Share
(1)
$97.2 million Transaction Value
(1)

Pro Forma Financial Impact
•
Transaction costs estimated at $15.9 million pre-tax and $11.0 million after-tax
•
Cost savings equal to 31% of CAFI cost structure
•
No retail branch closures modeled
•
Cost structure to operate $1 billion CAFI franchise estimated at less than $20 million annually
•
Cost savings phased in 75% in 2009 and 100% in 2010
•
Incremental revenue enhancement estimated at $500,000 in 2009 and $1.0 million in 2010
•
Baseline projected asset growth of 2.0% annually

Fiscal 2008 Financial Results

Fiscal 2008 Financial Highlights

•
Net Income down 57.9% to $10.8 Million from $25.6 Million in 2007
•
55.0% Decline in Diluted Earnings per Share to $0.67 from $1.49
•
$9.3 Million Mortgage Banking Gains up from $7.2 Million for 2007
•
Allowance for Loan Losses as a % of Total Loans 1.07% at 6/30/08
up from 1.03% at 6/30/07
•
3.6% Growth in Total Assets
•
Equity to Assets 9.55% at 6/30/08 down from 10.11% at  6/30/07
•
Remain “Well Capitalized” for Regulatory Purposes

Net Income History $14,151 $23,044 $25,624 $10,790 $18,938 2004 2005 2006 2007 2008 12 Net Income Fiscal Year Ended: 6/30

Amount As a % of As a % of Highlighted
Avg Assets Avg Assets Differences
Interest income $189,672 5.85% $186,464 6.05%
Interest expense 102,046      3.15% 99,459     3.23%
Net interest income 87,626       2.70% 87,005     2.82%
Provision for loan losses 16,467       0.51% 7,391      0.24% -0.27%
Noninterest income
Mortgage banking gains 9,257         0.29% 7,240      0.23% 0.05%
Loan servicing income 50              0.00% 1,339      0.04%
Subtotal mortgage banking 9,307         0.29% 8,579      0.28%
Service charges on deposit accounts 8,346         0.26% 6,436      0.21%
Other income 15,220       0.47% 16,843     0.55%
Subtotal 32,873       1.01% 31,858     1.03%
Fair value/Impairment securities adjustments (8,611)        -0.27% -          0.00% -0.27%
Gain on sale of securities and MSRs 2,703         0.08% 430         0.01%
Total noninterest income 26,965       0.83% 32,288     1.05%
Noninterest expense
Compensation and benefits 40,875       1.26% 35,951     1.17%
Occupancy 13,140       0.41% 11,577     0.38%
Other noninterest expense 26,466       0.82% 25,942     0.84%
Subtotal 80,481       2.48% 73,470     2.38%
Real estate owned 3,584         0.11% 726         0.02% -0.09%
Total noninterest expense 84,065       2.59% 74,196     2.41%
Income before income tax expense 14,059       0.43% 37,706     1.22%
Income tax expense 3,269         0.10% 12,082     0.39%
Net income $10,790 0.33% $25,624 0.83% -0.50%
Diluted EPS $0.67 $1.49
2008 2007
Condensed Income Statement
Fiscal Year Ended: 6/30
(Dollars in thousands
except per share data)

Mortgage Banking Gains

$997 $999
$1,005
$1,163
$905
$7.240
$9.257
$5.853
$8.481
$5.922
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2004 2005 2006 2007 2008
$0
$2
$4
$6
$8
$10
$12
Sales Mortgage Banking Gains
($millions)

1.41% 0.77% 0.69% 0.71% 1.35% 1.91% 2003 2004 2005 2006 2007 2008 Asset Quality 15 Nonperforming Loans / Total Loans Fiscal Year Ended: 6/30

Provision for Loan Losses and Net
Charge-Offs
$14,500
$3,859
$2,947
$1,771
$2,477
$2,717
2003 2004 2005 2006 2007 2008
$2,864
$4,896
$3,509
$5,875
$7,391
$16,467

Fiscal Year Ended: 6/30
($ in thousands)
Provision for Loan Losses
Charge-Offs

1.07% 1.10% 1.00% 0.95% 1.03% 1.07% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2003 2004 2005 2006 2007 2008 Allowance for Loan Losses as a Percent of Total Loans 17 Fiscal Year Ended: 6/30

Asset Growth:
$1,559
$2,247
$2,499
$3,113
$3,226
$3,341
2003 2004 2005 2006 2007 2008
Growth Rate Without Acquisitions = 8.5%
Growth Rate Without Acquisitions = 8.5%
($ in millions)
18 Fiscal Year Ended: 6/30
Compound Annual Growth Rate = 16.5%
Compound Annual Growth Rate = 16.5%

First Place Financial Corp.
Acquisition History

$68 6/30/2008 OC Financial
$53 10/31/07 HBLS Bank
$1,000 Pending Camco
$30 4/27/2007 Citizens Republic
Branches
($200 Million Deposits)
$360 6/27/2006 Northern Savings & Loan
$627 5/28/2004 Franklin Bancorp.
$680 12/22/2000 FFY Financial Corp.
$200 5/12/2000 Ravenna Savings Bank
Total Assets
(in millions)
Merger Date Partner

Total Loans:

Fiscal Year Ended: 6/30
($ in millions)
$892
$1,484
$1,813
$2,328
$2,482
$2,621
2003 2004 2005 2006 2007 2008
Compound Annual Growth Rate = 24.1%
Compound Annual Growth Rate = 24.1%
Growth Rate Without Acquisitions = 16.3%
Growth Rate Without Acquisitions = 16.3%

18% 47% 18% 15% 64% 38% Commercial Consumer Real Estate Loan Portfolio Mix June 30, 2003 21 First Place Loan Portfolio Total Loans $901 million $2.649 billion June 30, 2008

$1,108
$1,548
$1,709
$2,061
$2,241
$2,369
2003 2004 2005 2006 2007 2008
Enhancement:
Deposit Growth:
($ in millions)

Fiscal Year Ended: 6/30
Compound Annual Growth Rate = 16.4%
Compound Annual Growth Rate = 16.4%
Growth Rate Without Acquisitions = 4.1%
Growth Rate Without Acquisitions = 4.1%

Regulatory Capital Ratios
June 30, 2008

$89,199
$106,769
$35,352
7.75%
10.45%
11.47%
5.00%
6.00%
10.00%
2.25% $251,586 $162,387 Tier One Capital
to Total Adjusted
Assets
4.45% $250,724 $143,955 Tier One Capital
to Risk Weighted
Assets
1.47% $275,276 $239,924 Total Capital to
Risk Weighted
Assets
Excess Actual *
To Be Considered
Well Capitalized
* Combined for First Place Bank and Ohio Central Savings

Fiscal 2009 First Quarter Financial Results

First Quarter 2009
Financial Highlights

•
Net Losses of $6.2 Million for the Quarter
•
Incurred a $9.3 Million Decline in the Fair Value of
Securities, Which was $7.8 Million, Net of Tax
•
The Allowance for Loan Losses was $31.4 Million at
September 30, 2008 or 1.19% of Total Loans – Both at
the Highest Level in the History of First Place
•
The Board Declared their 39
th
Consecutive Dividend in
October 2008 of 8½ cents per Share
•
First Place Bank Remains Well Capitalized for
Regulatory Purposes

$6.25 -$3.15 $4.77 $2.91 -$6.16 -$8.0 -$6.0 -$4.0 -$2.0 $0.0 $2.0 $4.0 $6.0 $8.0 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Net Income (Loss) First Quarter Net Income Fiscal 2009 26 ($ in millions)

Items Negatively Impacting Earning

($ in thousands)
Real OTTI and
Provision Estate Fair Value All Other
For Loan Owned Security Merger Operating Income Net
Quarter ended Losses Expense Charges Expense Income Taxes Income
9/30/2007 (1,961)      (404)        -          -          11,538     (2,919)     6,254
12/31/2007 (5,195)      (1,735)     (5,900)     (790)        8,242      2,231      (3,147)
3/31/2007 (4,680)      (550)        -          -          12,349     (2,350)     4,769
6/30/2007 (4,631)      (894)        (2,711)     (451)        11,832     (231)        2,914
Subtotal Fiscal 08 (16,467)    (3,583)     (8,611)     (1,241)     43,961     (3,269)     10,790
9/30/2008 (7,351)      (1,080)     (9,320)     (45)          10,442     1,195      (6,159)
Grand Total (23,818)    (4,663)     (17,931)    (1,286)     54,403     (2,074)     4,631

Detail of OTTI and Fair Value Securities Charges
for the Five Quarters Ended September 30, 2008

$17,931 Total
183 Other Securities
4,250 Adjustable Rate Mortgage Mutual Funds
13,498 Subtotal GSEs
276 Freddie Mac Preferred Stock
$13,222 Fannie Mae Preferred Stock
($ in thousands)

GSE Preferred Stock
• Designed to be sold to financial institutions
• Rated Double A from purchase through June 2008
• Include 70% dividend received exclusion available only to corporations
• Lost a majority of their value due to the way the treasury structured the conservatorship and recapitalization of the GSEs in September 2008
• Were significantly impacted by the decline in housing values
ARM Mutual Funds
• Designed to be sold to financial institutions
• Rated triple A from purchase through April 2008
• Received favorable 20% risk-weighting from regulators
• Counted as housing investment in qualified thrift lender test
• Lost value due to sub-prime crisis although they contained no sub-prime assets
• Were significantly impacted by the decline in housing values
Detail of OTTI and Fair Value Securities Charges
for the Five Quarters Ended September 30, 2008

Recent Trading History
Market Price as a Percent of Tangible Book Value         57.1%
October 31, 2008 Market Price                                   $6.87
6.87 9.02 3.97 12.99 October 2008
Month-End
Price
Difference
Low
Price
High
Price
September 30, 2008 Tangible Book Value 12.04
12.85 6.44 8.56 15.00 September 2008
10.16 3.56 8.85 12.41 August 2008
$10.87 $2.93 $8.50 $11.43 July 2008

•
Ticker Symbol: FPFC
•
Average Daily Trading Volume:  90,016 (October 2008)
•
Primary Regulator:  Office of Thrift Supervision
•
Institutional & Insider Ownership:  37.7% & 8.1% respectively
First Place Advantage Total
Assets $3.3 Billion $1.0 Billion $4.3 Billion
Retail Locations 46 23 69
Loan Offices 18 0 18
States:  Ohio, Michigan, Pennsylvania, Indiana,
West Virginia, Kentucky
First Place Corporate Profile

“It’s the economy… stupid” Once upon a time in the 90’s…

What’s New?
Countrywide Bank of America
Bear Stearns J.P. Morgan Chase
Lehmann Brothers Bankrupt
Fannie & Freddie Government Control
Goldman Sachs Commercial Bank
Merrill Lynch Bank of America
Washington Mutual J.P. Morgan Chase
Wachovia Wells Fargo
Dow Average 14,000  8,500
Who or What is Next?
National City PNC

Result: Securities’ Impairments and Record Foreclosures

•
Net charge-offs $14.5 million
•
Total added to Reserves $16.5 million
•
Non-performing loans increased by $17 million
•
Total properties assumed in FY’08 154 units
•
22 cents per dollar lost
•
$24 million in Real Estate Owned
•
Reserves at 1.19% at 9/30/08
2008

2008 Loan Portfolio

93%
4% 3%
All Other Loans
Home
Builder/Development
Invest. Properties
Home Builder and Development Investor Properties
$100 million   (6/30/08) $67 million (6/30/08)
$  92 million  today $59 million today
$2.6 Billion

Core Business Components

Core Business Components
Performing Well
•
Mortgage Banking $1.3 billion originated
$9.3 million in gains
•
Net Core Account Growth 2,183
•
Expense Management
•
Deposit Growth 5.7%
•
Margin Expansion

Strategic Achievements in Fiscal 2008
•
Sold $1 Billion in Mortgage Servicing Rights
•
Relocated Austintown Office
•
Opened Grocery Store Branch in Sheffield, Ohio
•
Signed Definitive Agreement to acquire Advantage Bank
•
Acquired OC Financial
•
Acquired and integrated HBLS Bank
•
Expanded our mortgage banking footprint within Cincinnati and out to Battle Creek, MI
•
Established Property Management Affiliate
Most Recently
•
Relocated our Liberty, Ohio retail office
•
Consolidated two Michigan retail offices

Challenges
Today and Tomorrow
•
Negative housing cycle
•
Continued economic pressure on the auto industry
•
Increased Deposit Insurance
•
Deep recession projected
•
Reductions in the prime rate
•
Irrational deposit pricing
•
Going into business with the government

Opportunities
•
TARP
•
Advantage Bank
•
Enhancements to our overdraft program
•
Cornerstone Study
•
Mortgage Banking
•
OC Financial
•
Core business account growth
•
Wealth Management model
•
Market opportunities
- Consolidation of competition
- Acquisition flexibility

Bailout 41 Bailout $700 B T.A.R.P. Troubled Asset Recovery Program $250 B Financial Institutions

T.A.R.P.

•
Tier One Capital (Preferred Stock non voting)
•
5% Interest Rate with 15% of stock warrants issued
•
Special Redemption Provisions
Purpose Strings Attached
Resolve Problem Assets Buybacks (3 years)
Loosen up credit Dividends (3 years)
“Haves” and the “have-nots” Executive Compensation
Fix the bank economy Government gets paid first

T.A.R.P.

Impact on First Place
•
6-7% dilution of ownership
•
Modest earnings dilution
•
Inexpensive form of Tier-one capital
•
Eligible for $75 million
•
Positions the Balance Sheet for long term
performance

FIRST PLACE
FINANCIAL CORPORATION

FIRST PLACE
INSURANCE

COLDWELL BANKER

FIRST PLACE
REAL ESTATE

TitleWorks
AGENCY, LLC

FIRST PLACE®
INVESTMENT SERVICES

Diversified Business Line 44

First Place Foundation
•
Distributed in excess of $775,000 to the communities
served by First Place during the 2008 fiscal year
•
Focus is on:
- Economic Development
- Education
- Social Services
- The Arts
•
Continuing to fund our commitment of $500,000 to the
Youngstown State University Centennial Campaign
•
Funded Education Scholarships totaling $84,844
•
Committed $110,000 to the Innovation Fund at the
Lorain County Community College

“The only thing that separates successful people from the ones who aren’t is the willingness to work very, very hard.” - Helen Gurley Brown 46

QUESTION & ANSWER

Congratulations to Our Newest
and Most Recently Promoted Officers
First Place Bank
Eric Stone Senior Vice President - Loan Production, Columbus
Trisha A. Minnie Vice President - Branch Sales Manager
Stella J. Ryser Vice President - Branch Sales Manager
Joni D. Everson Vice President - Mortgage Loan Officer
Christene M. Martin Vice President - Mortgage Loan Officer
Lynette S. Ruscitti Assistant Vice President - Deposit Operations Manager
Franklin Bank
Sharon M. Bradley Assistant Vice President - Branch Sales Manager
North Coast Region
Brian P. James Vice President - Branch Sales Manager
Keith H. Kapanke Vice President - Branch Sales Manager
Jaime J. Hunt Assistant Vice President - Private Banker
Gretchan P. Francis Assistant Vice President - Branch Sales Manager
Thomas F. Wojtus Assistant Vice President - Branch Sales Manager

Thank You Board Member Dr. Ronald P. Volpe Years of Service 1996-2008

The Bank That Means The Bank That Means Business Business